Exhibit 99.1

UAL Corporation Merrill Lynch Global Transportation Conference June 18, 2008

p. 2 Safe Harbor Statement And Non-GAAP Reconciliation The information included in this presentation contains certain statements that are “Forward-Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of assumptions, risks and uncertainties related to the Company’s operations and the business environment in which it operates. Actual results may differ materially from any future results expressed or implied in such Forward-Looking Statements due to numerous factors, many of which are beyond the Company’s control, including factors set forth in the Company’s Form 10-K for 2007 and other subsequent Company reports filed with the United States Securities and Exchange Commission. Persons reviewing this presentation are cautioned that the Forward-Looking Statements speak only as of the date made and are not guarantees of future performance. The Company undertakes no obligation to update any Forward-Looking Statements. Information regarding reconciliation of certain non-GAAP financial measures contained in this presentation is available on the Company’s web site at www.united.com/ir

p. 3 The Core Business Performed Well In 2007 • 2007 was the most profitable year since 1999 – Over $1 billion of operating income – Over $600 million of pre-tax profit • $2.1 billion in operating cash flow – 37% higher than 2006 • $2.3 billion in debt reduction

p. 4 Fresh-Start Accounting Significantly Affects Competitive Comparisons Impact on Pre-Tax Income – TME 1Q 2008 $207M – LCC $207M – CAL $207M – AMR $160M $ (47)M NWA $287M $ 80 M DAL – $(207)M UAUA Net Adjustment To UAUA TME 1Q 2008 Pre-Tax Income For An “Apples-to-Apples” Competitive Comparison Fresh-Start Impact On TME 1Q 2008 Pre-Tax Income Sources: Company press releases. DAL 1Q 2008 fresh start impact based on United’s extrapolation of prior results as DAL has ceased disclosing fresh start impacts as of December 31, 2008.

p. 5 United’s Pre-Tax Margin And Unit Earnings Are Competitive 1.8% 4.1% 2.6% 2.3% 1.8% (0.2)% (2.0)% NWA CAL UAUA LCC DAL AMR LUV Pre-Tax Margin (Adjusted for fresh start accounting) Twelve Months Ended March 31, 2008 Fuel Hedge Benefit 9.3% Year-Over-Year (percentage points) Sources: Company press releases. All results also exclude special items, regional affiliates and any applicable non-cash fresh-start and exit-related items. DAL 1Q 2008 fresh start impact based on United’s extrapolation of prior results as DAL has ceased disclosing fresh start impacts as of December 31, 2008. (0.2) (0.2) (0.4) (2.6) 2.2 (2.0) (5.0) 16.8% 4.3% 12.2% 7.5% 14.1% (3.8)% 5.0% Mainline Unit Earnings excluding Fuel Costs (RASM minus CASM ex Fuel) Twelve Months Ended March 31, 2008 3.48 4.71 4.62 3.79 4.30 4.33 4.43 DAL NWA UAUA AMR CAL LCC LUV ¢/ASM

p. 6 United Led Peers In Free Cash Flow Generation Sources: Company press releases and Earnings Calls. Free Cash Flow defined as cash flows from operations less capital expenditures. LUV free cash flow excludes collateral deposits related to fuel derivative contracts. Free Cash Flow/Total Revenue Twelve Months Ended March 31, 2008 Free Cash Flow/Consolidated ASMs $/1,000 ASMs (6.49) 5.57 4.02 1.06 (1.37) (1.61) (6.45) UAUA AMR LUV CAL DAL LCC NWA (4.9)% (4.8)% (1.3)% (1.1)% 1.0% 3.2% 4.3% UAUA AMR LUV CAL DAL NWA LCC

p. 7 UAUA Consolidated Fuel Expense Reflects JetA and WTI crude prices from January 1, 2007 through June 13, 2008. 2008 consolidated fuel expense estimated based on actual expense through May 31 and on the forward curve for subsequent months. Jet A and WTI Spot Prices $9.5 $5.9 $5.7 $4.7 $3.4 $2.3 $2.1 2002 2003 2004 2005 2006 2007 2008 $ Billions $3.5B $3.8B Unprecedented Rise In Jet Fuel Prices Has Put Severe Pressure on Industry Financial Performance WTI Crude Oil ($/barrel) Jet A ($/gal) $40 $60 $80 $100 $120 $140 $160 $180 Jan 07 Apr 07 Jul 07 Oct 07 Jan 08 Apr 08 $0.95 $1.45 $1.95 $2.45 $2.95 $3.45 $3.95 +136%

p. 8 Customers Employees Owners Core Performance Imperatives 4. Clean, workable product 3. Service Basics – DOT Published 2. Competitive Costs 1. Industry-leading revenues • Industry-leading margin & cash flow • Unrivaled customer satisfaction & experience • Aligned employees • World-class safety performance 5. Courteous, caring, respectful 6. Safety leadership: workplace & air Goals “Back To Basics” Agenda

p. 9 Restructuring And Resizing Management To Better Respond To Changing Environment • Streamlining management structure – John Tague, Chief Operating Officer, responsible for revenue and operations – Pete McDonald, Chief Administrative Officer, responsible for non-Finance staff functions • Putting in place experienced leaders with proven results – Joe Kolshak, SVP Operations – Marc Ugol, SVP Human Resources – Douglas McKeen, SVP Labor Relations • Sizing organization to reflect the size of the smaller airline – 1,400 to 1,600 reduction in salaried and management headcount

p. 10 United Has Significant Flexibility In A High Fuel Cost Environment • Unrestricted cash of between $2.7B and $2.8B at the end of the second quarter – Excludes potential impact of any financing transactions • Modest capex helps fuel free cash flow – Non-aircraft capex plan of $450M in 2008 focused on customer, infrastructure and IT needs – No planned capital expenditure for new aircraft • Limited fixed obligations – Limited debt maturities; approximately $700M in 2008 – No material defined benefit pension funding • Ability to make further capacity reductions – Nearly 70 unencumbered aircraft left in operating fleet after latest capacity reductions – Additional contract flexibility

p. 11 122 7 8 9 33 29 17 10 9 Unencumbered Aircraft 15.3 10.2 13.5 12.3 16.8 16.5 20.3 10.1 10.1 Average Age (Years) B777-200 TOTAL A320-200 A319-100 Wide-Body B747-400 B767-300 B757-200 B737-500 B737-300 Narrow-Body *Table includes nine aircraft that will be unencumbered in June 2008. Unencumbered Aircraft Are Valued At Over $2 Billion

p. 12 Other Unencumbered Assets Are Valued At Over $1B Spare Parts Inventory 51% Other 23% Engines 26%

p. 13 Aggressive Actions To Combat Higher Fuel Costs • Sizing the business appropriately to reflect the current market reality – Reducing fourth quarter mainline domestic capacity by 13.5% to 14.5% – Permanently grounding 100 aircraft, including entire 737 fleet • Using capacity discipline to support necessary fare initiatives • Creating new revenue streams • Improving efficiency throughout the company – Fuel conservation – Reducing non-fuel costs • Reducing capital spending – Reduced non-aircraft capital plan by $200M • Increasing fuel hedging

p. 14 -3.5% -7.5% -9.0% N/A Northwest -7.5% -11.4% -7.5% -11.5% American^ -6.2% N/A -6.8% -11.4% Continental -1.0% -10.0% N/A N/A Delta^ N/A -11.0% Consolidated Domestic -5.0% -10.0% Total Mainline -4.0% -8.5% Total Consolidated -7.0% -14.0% Mainline Domestic US Airways United Fourth Quarter 2008 (versus 4Q 2007) N/A N/A N/A N/A Northwest N/A N/A N/A N/A American -2.3% N/A -1.7% -8.0% Continental^ N/A N/A N/A N/A Delta N/A -13.0% Consolidated Domestic -6.3% -12.0% Total Mainline -4.3% -9.5% Total Consolidated -11.0% -17.5% Mainline Domestic US Airways^ United Full Year 2009 (versus FY 2007) Source: Company press releases and SEC filings. N/A = Not Available ^ Delta numbers reflect 2H08 guidance; American Airlines 4Q08 vs. 4Q07 as well as Continental and U.S. Airways FY09 vs. FY07 estimated using internal analyses based on public guidance and past results. Leading The Industry In Capacity Reduction – 2009 Full Year Mainline Domestic Capacity Down 18% From 2007

p. 15 United Is Pursuing New Revenue Streams • New product and service options allow customers to tailor their travel experience • Introduced a basket of fee changes – Adjusted ticket change fees from $100 to $150 – Fee changes will deliver $250M-$300M of annual run-rate revenue • Merchandising will produce over $1 billion in annual revenue within the next few years – Seat up-sell expected to generate $220M in 2008 and $270M in 2009 – Unbundling products that have traditionally been part of the basic offering can generate $200M-$300M – $400M opportunity from new product introductions; expected to generate $100M in 2009

p. 16 Continuing To Focus On Fuel Efficiency In 2008 • B737 fleet retirement • Flight Planning System replacement • Winglets • Single engine taxi • Selectively reduced speeds • Improved climb/descent profiles • Streamlining fuel supply chain C 44K gal B 48K gal A 47K gal

p. 17 At The Same Time, We Continue To Focus On Reducing Our Non-Fuel Costs $400 Million In 2008 Cost Savings Strategic Sourcing Transformation Distribution Cost Reduction Health & Benefits Optimization Support our strategic goals while containing and reducing cost Pressure on rates and creative channel management Safety initiatives lower expense and sick leave Dependent audit Continuous Improvement Improvements in process, tools, and technology across the enterprise

p. 18 Reducing Capital Spending, But Targeting Investment In Key Products And Services

p. 19 Current Hedge Coverage • United has hedged 39% of forecasted Mainline fuel consumption for the second half of 2008 • Using combination of three-way collars, collars, and other structures, primarily crude oil • Mark-to-market value of approximately $234 million as of June 13th 9% 41% 37% 30% 2Q08 3Q08 4Q08 2009 % of Forecasted Mainline Fuel Consumption Hedged

Q & A

Non-GAAP To GAAP Reconciliation

p. 22 Pre-Tax Margin Reconciliation Twelve Months Ended 3/31/08 Twelve Months Ended 3/31/07 ($ in Millions) Consolidated Operating Revenue 20,481 $ 19,248 $ Less: Specials (45) – Consolidated Operating Revenue Ex Specials 20,436 19,248 Less: Fresh Start (11) 245 Consolidated Operating Revenue Ex Specials & Fresh Start 20,425 $ 19,493 $ Consolidated Income/(Loss) Pre-Tax 390 $ 29 $ Less: Specials and One-time Gains (130) (58) Pre-Tax Income/(Loss) Ex Specials 260 (29) Less: Fresh Start 207 556 Consolidated Income Pre-Tax- Ex Specials & Fresh Start 467 $ 527 $ GAAP Margin 1.9% 0.2 % Margin Ex Specials 1.3% (0.2)% Margin Ex Fresh Start & Specials 2.3% 2.7% (b) Excludes special items of $58 million in TME 1Q 2007. (a) Excludes special items of $67 million and one time gains of $41M from AirInc sale and $22M from early debt retirement, in TME 1Q 2008.

p. 23 Unit Earnings Reconciliation Twelve Months Ended 3/31/08 Twelve Months Ended 3/31/07 ($ and ASM in Millions; Rates in cents) Consolidated Operating Revenues 20,481 $ 19,248 Less: Passenger - Regional Affiliates (3,103) (2,907) Less: Regional Affiliates Specials (8) Mainline Operating Revenues 17,370 $ 16,341 $ Less: UAFC (23) (271) Less: Mainline Specials (37) Less: Mainline Fresh Start Adjustments (10) 205 Adjusted Mainline 17,300 $ 16,275 Mainline Available Seat Miles 141,883 143,142 GAAP Mainline RASM (in cents) 12.24 11.42 Adjusted Mainline RASM (in cents) 12.19 11.37 Consolidated Operating Expenses 19,793 $ 18,722 Less: Regional Affiliates (3,028) (2,820) Mainline Operating Expense 16,765 $ 15,902 $ Less: Fuel (5,537) (4,798) Less: UAFC (13) (260) Less: Special Items 22 58 Mainline Operating Expense ex. Fuel and Specials 11,237 $ 10,902 $ Less: Mainline Fresh Start Adjustments (226) (279) Adjusted Mainline Expenses 11,011 $ 10,623 $ GAAP Mainline CASM (in cents) 11.82 11.11 Adjusted Mainline CASM (in cents) 7.76 7.42 GAAP Mainline Unit Earnings (in cents) 0.43 0.31 Adjusted Mainline Unit Earnings (in cents) 4.43 3.95 $ $ $ – –

p. 24 Free Cash Flow Metrics Reconciliation ($ and ASM in Millions) Cash Flow from Operations 1,428 $ Less: Capital Expenditures (547) Free Cash Flow 881 $ Consolidated Available Seat Miles 158,136 FCF/Total Revenue 4.3% FCF/1,000 ASM 5.57 A - GAAP capital expenditures as reported in its statement of cash flows are $691 million. The lower Non-GAAP capital expenditures is primarily due to the exclusion of $197 million of aircraft expenditures and inclusion of capitalized IT labor expenditures, which are reported as an “Other” investing outflow in the GAAP statement of cash flows. Twelve Months Ended 3/31/08